WESTCORE TRUST

Supplement dated October 15, 2010 to the Westcore Equity and Bond Funds Prospectus dated April 30, 2010.

This supplement is to be used with the prospectus dated April 30, 2010.  This supplement together with the prospectus constitutes a current prospectus.

The following paragraph regarding the Westcore Blue Chip Fund is added to the section titled “Additional Information About The Funds” beginning on page 51.

Westcore Blue Chip Fund

The Westcore Board of Trustees has given preliminary approval to a proposal to reorganize the Blue Chip Value Fund, a registered closed-end fund with approximately $100 million in net assets with a similar investment objective and strategies that is also managed by Denver Investments, into the Westcore Blue Chip Fund.  The Westcore Board of Trustees has determined that it is in the best interest of shareholders to proceed with negotiating the final terms of the reorganization with the Blue Chip Value Fund with the goal of increasing the assets of the Westcore Blue Chip Fund.

This supplement is a notification of this event and there is no further action required of the Westcore Blue Chip Fund shareholders.

WC189

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